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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS




The Board of Directors
Doane Pet Care Enterprises, Inc.


       We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the registration statement.


                                        /s/ KPMG LLP
                                            KPMG LLP

Houston, Texas

March 3, 1999